UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2020

MSCI Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich St., 49th Floor, New York, NY 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

MSCI Inc. (the “Company”) held its annual meeting of stockholders on April 28, 2020 (the “Annual Meeting”) as a virtual meeting. The issued and outstanding shares of the Company’s common stock, $0.01 par value per share, entitled to vote at the Annual Meeting consisted of 85,014,750 shares, each share being entitled to one vote. The following is a summary of the voting results for each matter presented to the stockholders:

(a)	Proposal 1 - Election of members of the Company’s Board of Directors

Director	For	Against	Abstain	Broker Non-Vote
Henry A. Fernandez	70,993,098	2,509,159	365,152	3,655,546
Robert G. Ashe	73,212,843	467,837	186,729	3,655,546
Benjamin F. duPont	72,322,644	1,367,864	176,901	3,655,546
Wayne Edmunds	72,669,702	1,011,011	186,696	3,655,546
Catherine R. Kinney	70,606,877	3,084,340	176,192	3,655,546
Jacques P. Perold	72,886,674	803,699	177,036	3,655,546
Sandy C. Rattray	73,619,088	71,435	176,886	3,655,546
Linda H. Riefler	70,654,536	3,035,728	177,145	3,655,546
Marcus L. Smith	73,426,829	254,003	186,577	3,655,546
Paula Volent	73,402,420	288,833	176,156	3,655,546

With respect to the foregoing Proposal 1, each director was elected and received the affirmative vote of a majority of the votes cast “for” or “against” him or her at the Annual Meeting.

(b)	Proposal 2 – Approval, by non-binding vote, of the Company’s executive compensation.

For	Against	Abstain	Broker Non-Vote
72,069,999	1,615,220	182,190	3,655,546

The foregoing Proposal 2 was approved.

(c)	Proposal 3 – Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for fiscal year 2020.

For	Against	Abstain
75,996,587	1,308,044	218,324

The foregoing Proposal 3 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date: April 29, 2020	By:	/s/ Henry A. Fernandez
	Name:	Henry A. Fernandez
	Title:	Chairman and Chief Executive Officer